Exhibit 10.11

股权质押协议

Equity Interest Pledge Agreement

本《股权质押协议》（下称“本协议”）由以下各方于2018年9月25日在中国深圳签订：

This Equity Interest Pledge Agreement (this “Agreement”) is signed by the following parties on September 25, 2018 in Shenzhen, China.

甲方：深圳合利众企业咨询有限公司（下称“质权人”）

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd. (the “Pledgee”)

统一信用代码：91440300MA5FAN293H

Unified Social Credit Code: 91440300MA5FAN293H

地址：深圳市罗湖区东门街道东门社区深南东路辅道2002号南塘商业广场C区2317

Address: Room 2317, Zone C, Nantang Commercial Plaza, #2002 East Shennan Road, Dongmen Community, Dongmen Street, Luohu District, Shenzhen, Guangdong, China.

乙方：广东金迅源汽车租赁有限公司（下称“出质人”）

Party B: Guangdong Jinxunyuan Auto Leasing Co., Ltd. (the “Pledgor”)

统一社会信用代码：91440101MA59EB0T8B

Unified Social Credit Code: 91440101MA59EB0T8B

地址：广州市天河区粤垦路498号03铺F2

Address: F2, No. 3 Shop, #498 Yueken Road, Tianhe District

Guangzhou, Guangdong, China.

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丙方：深圳合众财富金融投资管理有限公司

Party C, Shenzhen Hezhong Fortune Finance and Investment Management Co., Ltd.

统一信用代码：91440300349884996Y

Unified Social Credit Code: 91440300349884996Y

地址：深圳市前海深港合作区前湾一路1号A栋201室

Address: Room 201, Block A, #1 1st Qian Wan Road, Qianhai Shenzhen and Hong Kong Cooperation District, Shenzhen, Guangdong, China.

丁方：陈带娣

Party D: Daidi Chen

国籍：中国，身份证号码：441900198010101584

Nationality: China; Identification No.: 441900198010101584

在本协议中，甲方（“质权人”）、乙方（“出质人”）、丙方及丁方以下各称“一方”，全部合称“各方”。

In this Agreement, Party A, or the Pledgee, Party B, or the Pledgor, Party C or Party D shall be referred to each as a “Party” and collectively as “Parties.”

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鉴于：

WHEREAS:

1. 甲方（“质权人”）系一家依照中华人民共和国法律在中国境内合法注册的外商独资企业。甲方与丙方签署了《独家咨询和服务协议》，甲、乙、丙、丁方签署了《独家购买权协议》和《表决权委托和财务支持协议》（以下统称“控制协议”）；

Party A, or the Pledgee, is a wholly-foreign-owned enterprise legally registered in China. Party A and Party C have entered into an Exclusive Consultation and Services Agreement. All Parties have entered into an Exclusive Purchase Option Agreement, the Voting Rights Proxy and Financial Supporting Agreement (together, the “Control Agreements”).

2. 乙方（“出质人”）是一家在中国合法注册的内资公司，持有丙方20%股份。丙方在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助以登记该质权；

Party B, or the Pledgor, is a company with domestic capital legally registered in China and holds 20% equity interest of Party C. Party C acknowledges the respective rights and obligations of the Pledgor and the Pledgee under this Agreement and intends to provide any necessary assistance regarding the registration of the Pledge.

3. 丁方作为乙方之唯一股东持有乙方100%股权，从而间接持有丙方的20%股权。根据乙方之现行《章程》，丁方任职乙方法定代表人、唯一董事,并担任乙方总经理职务；

Party D, as the sole shareholder of Party B, holds 100% equity interest of Party B. Thus, Party D indirectly holds 20% of equity interest of Party C. According to the current Articles of Association of Party B, Party D is the legal representative, sole director and general manager of Party B.

4. 为了保证乙方(“出质人”)及丙方履行控制协议项下之义务，按照约定向甲方（“质权人”）支付咨询和服务费等到期款项及履行，乙方（“出质人”）以其在丙方中拥有的全部股权（“该股权”）向甲方（“质权人”）就控制协议项下丙方所有付款义务做出质押担保。

In order to ensure that Party B, or the Pledgor, and Party C fully perform their obligations under the Control Agreements and pay the consulting and service fees to Party A, or the Pledgee, when the sum becomes due, Party B, or the Pledgor, hereby pledges to the Pledgee all of the equity interest it holds in Party C (the “Equity Interest”) as security for all payment of the consulting and service fees owed by Party C under the Control Agreements.

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为了履行控制协议的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Control Agreements, the Parties agree to enter into this Agreement pursuant to the following terms.

1. 定义

Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1 质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge refers to the security interest granted by the Pledgor to the Pledgee pursuant to Clause 2 of this Agreement, i.e., the priority right of the Pledgee to be compensated out of the proceeds from the offset, auction and sales of the Equity Interest.

1.2 股权：指出质人现在和将来合法持有的其在丙方的全部股权权益。

Equity Interest refers to all of the equity interest of Party C currently held and later legally acquired by the Pledgor .

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1.3 质押期限：指本协议第3条规定的期间。

Term of Pledge refers to the term set forth in Clause 3 of this Agreement.

1.4 控制协议：甲方与丙方签署了《独家咨询和服务协议》，甲、乙、丙、丁方签署了《独家购买权协议》和《表决权委托和财务支持协议》；

Control Agreements refers the Exclusive Consultation and Services Agreement by and between Party A and Party C, and the Exclusive Purchase Option Agreement, the Voting Rights Proxy and Financial Supporting Agreement by and among all Parties.

1.5 违约事件：指本协议第7条所列任何情况。

Event of Default refers to any of the circumstances set forth in Clause 7 of this Agreement.

1.6 违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default refers to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2. 质权

The Pledge

为保证乙方与丙方完全履行控制协议，以及由丙方按时和全额支付控制协议项下甲方应得的任何或全部的款项，包括但不限于控制协议中规定的咨询和服务费的担保（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因），乙方作为出质人特此将其现有或将拥有的丙方的全部股权权益质押给甲方（“质权人”）。

As collateral security for Party B and Party C’s fulfillment of the Control Agreements and Party C’s timely and full payment to Party A when due (no matter whether at stated maturity date or by acceleration or otherwise of any or other reasons), including without limitation the consulting and services fees payable to the Pledgee under the Control Agreements, Party B as Pledgor hereby pledges to Party A, or the Pledgee, a first security interest in all of the Pledgor’s right, title and interest, whether now owned or hereafter acquired by the Pledgor, in the Equity interest of Party C.

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3. 质押期限

Term of Pledge

3.1 本协议签署后，本协议各方应尽快完成股权质押工商登记。质权有效期持续到出质人不再担任丙方的股东或丙方履行所有控制协议项下义务为止。出质人应当将质押在公司股东名册上载明。

The Parties shall complete the registration of the Pledge with relevant government authorities upon execution of this Agreement. The Pledge remains valid until the Pledgor is no longer a shareholder of Party C or the satisfaction of all Party C’s obligations under the Control Agreements. The Pledgor shall note this Pledge on the shareholders’ list of the Company.

3.2 质押期限内，如丙方未按控制协议交付咨询服务费等费用，质权人有权但无义务按本协议的规定处分质权。

During the Term of Pledge, in the event that Party C fails to pay the exclusive consulting or service fees in accordance with the Control Agreements, the Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4. 质权凭证的保管

Custody of Record for the Pledge

4.1 在本协议规定的质押期限内，出质人应将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。出质人应在本协议签订之日起一周内将上述股权出资证明书及股东名册交付给质权人。质权人将在本协议规定的全部质押期间一直保管这些项目。

During the Term of Pledge set forth in this Agreement, the Pledgor shall deliver to the Pledgee the capital contribution certificate of the Equity Interest and the shareholders’ list containing the Pledge within one week from the execution of this Agreement. The Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

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4.2 在质押期限内，质权人有权收取股权所产生的红利。

The Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5. 声明和保证

Representations and Warranties

5.1 出质人及其股东丁方在此共同声明与保证如下：

The Pledgor and its shareholder, Party D, hereby represents and warrants as follows:

5.1.1 出质人是股权登记所有人；

The Pledgor is the owner of the Equity Interest in record of registration of shareholder;

5.1.2 质权人有权以本协议规定的方式处分并转让出质人的股权；

The Pledgee shall have the right to dispose and transfer the Equity Interest in accordance with the provisions set forth in this Agreement;

5.1.3 除本质权之外，出质人及丁方未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, the Pledgor and Party D have not placed any security interest or other encumbrance on the Equity Interest.

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5.2 丁方作为出质人之唯一股东在此向质权人、出质人及丙方声明与保证如下：

Party D, as the sole shareholder of the Pledgor, hereby represents and warrants:

5.2.1为确保其对出质人的唯一控制，在本协议终止之前将不得有下列任何行为：（a）转让出质人之全部或部分股权; (b)在其股权上设置任何限制性权利（包括但不限于抵押、质押等）；（c）修改章程从而变更出质人的注册资金、法人股东、董事及总经理职务等任何内容; (d)任命其他高管从而不直接参与出质人的经营活动;

To ensure exclusive control of the Pledgor, before the termination of this Agreement, Party D shall not (a) transfer all or part of her equity interest of the Pledgor, (b) impose any restrictive rights on the equity interest of the Pledgor including but not limited to mortgages, pledges, etc., (c) amend the Article of Association of the Pledgor to change Pledgor’s registered capital, shareholders, directors and general managers, etc., or (d) appoint other executives so as not to directly participate in the business operation of the Pledgor.

5.2.2丁方作为出质人之唯一股东及董事将确保，出质人履行作为本协议项下之出质人的所有承诺、义务与责任，并与出质人连带共同承担本协议项下出质人之所有承诺、义务与责任。

Party D, as the sole shareholder and sole director of Pledgor, will guarantee that the Pledgor will be liable all of its responsibilities and obligations under this Agreement, and Party D and the Pledgor will be severally and jointly liable for all the covenants, obligations and responsibilities of the Pledgor under this Agreement.

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6. 出质人承诺和确认

Covenants and Confirmations by the Pledgor

6.1 在本协议存续期间，出质人向质权人承诺如下：

During the term of this Agreement, the Pledgor hereby covenants with the Pledgee as follows:

6.1.1除履行由出质人与质权人、丙方及丁方于2018年9月25日签订的《独家购买权协议》外，出质人未经质权人事先书面同意，不得转让该股权，不得在股权上设立或允许存在任何担保或其他债务负担；

The Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest without the prior written consent of Pledgee, except for the performance of the Exclusive Purchase Option Agreement executed by the Pledgor, the Pledgee, Party C and Party D on September 25, 2018.

6.1.2 出质人遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五个工作日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

The Pledgor shall comply with the provisions of all laws and regulations applicable to the pledge of rights. Within five business days upon receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, the Pledgor shall present the aforementioned notice, order or recommendation to Pledgee and shall comply with the aforementioned notice, order or recommendation or submit objections and statements with respect to the aforementioned matters upon Pledgee’s reasonable request or with the Pledgee’s consent.

6.1.3 出质人应将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知，及时通知质权人。

The Pledgor shall promptly notify the Pledgee of any event or notice received by the Pledgor that may have an impact on the Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by the Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

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6.1.4出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

The Pledgor agrees that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.1.5出质人及丁方向质权人保证，为保护或完善本协议对偿付控制协议项下咨询服务费等费用的担保，出质人及丁方将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, the Pledgor and Party D hereby undertake to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. The Pledgor and Party D also undertake to perform and to cause other parties who have an interest in the Pledge to take actions required by Pledgee, to facilitate the exercise of Pledgee’s rights and authority granted under this Agreement, and to execute all relevant documents with Pledgee or designee(s) of Pledgee (natural persons/legal persons) regarding ownership of Equity Interest. The Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

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6.1.6出质人及丁方共同向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、合同、陈述及条件。如出质人不履行或不完全履行其保证、承诺、合同、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

The Pledgor and Party D hereby jointly promise to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of their guarantees, promises, agreements, representations and conditions, the Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.1.7出质人应在本协议签订后30天内向工商行政管理局办理质押登记手续。

The Pledgor shall process the registration procedures with the Administration for Industry and Commerce concerning the Pledge within thirty day after the execution of this Agreement.

6.1.8未经事先书面通知质权人并获得其事先书面同意，出质人不得将股权转让，出质人的所有拟转让股权的行为无效。出质人转让股权所得价款应首先用于提前向质权人清偿担保债务或向与质权人约定的第三人提存。

Without prior written notice to Pledgee in advance and Pledgee’s written consent, the Pledgor shall not transfer the Equity Interest and any action for the proposed transfer of the Equity Interest of the Pledgor shall be void. Any payment received by the Pledgor for transfer of the Equity Interest shall be first used to repay the secured obligations to Pledgee or be placed in escrow with a third party as agreed with Pledgee.

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7. 违约事件

Event of Breach

7.1 下列事项均被视为违约事件：

The following circumstances shall be deemed Events of Default:

7.1.1 丙方未能按期、完整履行控制协议项下任何责任，包括但不限于丙方未能按期足额支付控制协议项下的应付的咨询服务费等费用或有违反该合同其他义务的行为；

Party C fails to fully and timely fulfill any liabilities under the Control Agreements, including without limitation to failure to pay in full any of the consulting and service fees payable under the Control Agreements or breaches any other obligations of Party C thereunder,

7.1.2 出质人或丙方或丁方实质违反本协议的任何条款；

The Pledgor, Party C or Party D has committed a material breach of any provisions of this Agreement,

7.1.3 除履行《独家购买权协议》外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；

Except for the performance of the Exclusive Purchase Option Agreement, the Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of the Pledgee, and

7.1.4 丙方的继承人或代管人只能履行部分或拒绝履行控制协议项下的支付责任；

The successor or custodian of Party C is capable of only partially performing or refusing to perform the payment obligations under the Control Agreements,

7.1.5 出质人因其所拥有的财产出现不利变化，致使质权人认为出质人履行本协议项下的义务的能力已受到影响；

The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination may impact the ability of the Pledgor to perform its obligations hereunder,

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7.1.6 按有关法律规定质权人不能或可能不能行使处分质权的其他情况。

The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law,

7.2 如知道或发现本条第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人及丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Clause 7.1, the Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3 除非本条第7.1条项下的违约事件在质权人向出质人发出要求其修正此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求立即依据本协议第八条行使质权权利。

Unless an Event of Default set forth in Clause 7.1 of this Agreement has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to the Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Clause 8 of this Agreement.

8. 质权的行使

Exercise of Pledge

8.1 在控制协议所述的咨询服务费等费用未全部偿付前，未经质权人书面同意，出质人不得转让出质人拥有的丙方股权。

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee’s written consent, the Pledgor shall not assign Pledgor’s Equity interest of Party C.

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8.2 在质权人行使其质押权利时，质权人可以向出质人发出书面通知。

The Pledgee may issue a written notice to the Pledgor when exercising the Pledge.

8.3 受限于第7.3条的规定，质权人可在按第7.3条之规定发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Subject to the provisions of Clause 7.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the notice of default in accordance with Clause 7.3. Once Pledgee elects to enforce the Pledge, the Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4 在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利。

In the Event of Default, Pledgee is entitled to dispose the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to the Pledgor for proceeds from the disposition of the Equity Interest, and the Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5 质权人依照本协议处分质权时，出质人、丙方和丁方应予以必要的协助，以使质权人实现其质权。

When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgor, Party C and Party D shall provide necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

9. 转让

Assignment

9.1 除非经质权人事先同意，出质人及丙方、丁方无权赠予或转让其在本协议项下的权利义务。

Without Pledgee’s prior written consent, the Pledgor, Party C and Party D shall not assign or delegate their rights and obligations under this Agreement.

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9.2 本协议对出质人、丙方及丁方，及它们之继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on the Pledgor, Party C and Party D and their successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3 质权人可以在任何时候将其在控制协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务，如同其作为原合同方应享有和承担的一样。质权人转让控制协议项下的权利和义务时，应质权人要求，出质人及丁方应就此转让签署有关合同和/或文件。

At any time, the Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee’s request, the Pledgor and Party D shall execute relevant agreement or other documents relating to such assignment.

9.4 因转让所导致的质权人变更后，应质权人要求，出质人、丙方及丁方应与新的质权人签订一份内容与本协议一致的新质押合同，并在相应的工商行政管理机关进行登记。

In the event of a change of Pledgee due to an assignment, the Pledgor , Party C and Party D shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant Administration for Industry and Commerce.

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9.5 出质人、丙方及丁方应严格遵守本协议和各方单独或共同签署的其他有关合同的规定，包括股权处分合同和对质权人的授权委托书，履行各合同项下的义务，并不得进行任何足以影响合同的有效性和可强制执行性的作为/不作为行为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

The Pledgor, Party C and Party D shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including a share disposal agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by the Pledgor except in accordance with the written instructions of the Pledgee.

10. 终止

Termination

在控制协议项下的咨询服务费等费用偿还完毕并且丙方不再承担控制协议项下的任何义务之后，本协议终止，并且在尽早合理可行的时间内，质权人应解除本协议下的股权质押。

Upon the full payment of the consulting and service fees under the Control Agreements and upon termination of Party C’s obligations under the Control Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the Pledge under this Agreement as soon as reasonably practicable.

11. 手续费及其他费用

Processing Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out-of-pocket expenses relating to this Agreement, including but not limited to legal fees, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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12. 保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，但下列信息除外：(a)公众人士知悉或将会知悉的任何信息（但非由接受保密信息之一方擅自向公众披露的情形除外）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。无论本协议以任何理由终止，本条款仍然生效。

The Parties acknowledge that this Agreement, its terms and any oral or written information communicated by and among the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure), (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities, or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Clause. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, where Party shall be held liable for breach of this Agreement. This Clause shall survive the termination of this Agreement for any reason.

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13. 适用法律和争议的解决

Governing Law and Resolution of Disputes

13.1 本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, interpretation, performance, amendment, termination of this Agreement and dispute resolution shall be governed by the laws of the People’s Republic of China.

13.2 一切因执行本协议同或与本协议有关的争执，应由双方通过友好方式协商解决。如经协商不能得到解决时，应提交位于深圳的中国国际经济贸易仲裁委员会华南分会，并按照其现行仲裁规则进行仲裁，仲裁地点在深圳，仲裁语言为中文。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event that the Parties fail to reach an agreement over the dispute, any Party may submit the relevant dispute to the South China Sub-Commission of China International Economic and Trade Arbitration Commissions in accordance with its current arbitration rules. The arbitration shall be conducted in Shenzhen, and the language used in arbitration shall be Chinese. The arbitration judgment shall be final and binding on all Parties.

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13.3 因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14. 通知

Notices

14.1 本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在签收或拒收之日为有效送达日。

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service to the address set forth below. In addition, a copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows: Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices.

14.2 为通知之目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：深圳合利众企业咨询有限公司

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

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地址：深圳市罗湖区东门街道东门社区深南东路辅道2002号南塘商业广场C区2317

Address: Room 2317, Zone C, Nantang Commercial Plaza, #2002 East Shennan Road, Dongmen Community, Dongmen Street, Luohu District, Shenzhen, Guangdong, China.

收件人：温兆斌

Addressee: Zhaobin Wen

电话：18928940208

Telephone Number: 18928940208

电子邮件：wenzhaobin_1688@163.com

Email: wenzhaobin_1688@163.com

乙方：广东金迅源汽车租赁有限公司

Party B: Guangdong Jinxunyuan Auto Leasing Co., Ltd.

地址：广州市天河区粤垦路498号03铺F2

Address: F2, No. 3 Shop, #498 Yueken Road, Tianhe District,

Guangzhou, Guangdong, China

收件人：陈带娣

Addressee: Daidi Chen

电话：13828473810

Telephone Number: 13828473810

电子邮件：chendaidi_588@163.com

Email: chendaidi_588@163.com

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丙方：深圳合众财富金融投资管理有限公司

Party C: Shenzhen Hezhong Fortune Finance and Investment Management Co., Ltd.

地址：深圳市前海深港合作区前湾一路1号A栋201室

Address: Room 201, Block A, #1 1st Qian Wan Road, Qianhai Shenzhen and Hong Kong Cooperation District, Shenzhen, Guangdong, China

收件人：温兆斌

Addressee: Zhaobin Wen

电话：189 2894 0208

Telephone Number: 189 2894 0208

电子邮件：wenzhaobin_1688@163.com

Email: wenzhaobin_1688@163.com

丁方：陈带娣

Party D: Daidi Chen

地址：广东省东莞市厚街镇和田东头村民小组二巷16号

Address: No. 16, Second Lane, Hetian Dongtou Village, Houjie Town, Dongguan, Guangzhou Province

电话：13828473810

Telephone Number: 13828473810

电子邮件：chendaidi_588@163.com

Email: chendaidi_588@163.com

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14.3 任何一方变更接收通知的地址或联系人的，应按本条规定给其他方发出通知。

If any Party changes its address or contact person, a notice shall be delivered to the other Parties in accordance with the terms hereof.

15. 可分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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16. 生效

Effectiveness

16.1 本协议于2018年9月25日由各方签署生效。

This Agreement shall become effective as of September 25, 2018 when the Parties have duly executed this Agreement.

16.2 本协议的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective after the affixation of the signatures or seals of the Parties.

16.3 本协议以中文和英文书就，一式四份，质权人、出质人、丙方及丁方各持一份，具有同等效力；中英文版本之内容或理解如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in quadruplicate. The Pledgor, Pledgee, Party C and Party D shall each hold one copy with the same legal effect. In case there is any conflict regarding contents or understanding between the Chinese version and the English version, the Chinese version shall prevail.

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：深圳合利众企业咨询有限公司（盖章）：

Party A: Shenzhen Helizhong Enterprise Consulting Co., Ltd.

[Corporate seal affixed herein]

法定代表人：	/s/ Zhaobin Wen

By:	温兆斌
Zhaobin Wen, Legal Representative

乙方：广东金迅源汽车租赁有限公司(盖章)：

Party B: Guangdong Jinxunyuan Auto Leasing Co., Ltd.

[Corporate seal affixed herein]

法定代表人：	/s/ Daidi Chen

By:	陈带娣
Daidi Chen, Legal Representative

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丙方：深圳合众财富金融投资管理有限公司（盖章）：

Party C: Shenzhen Hezhong Fortune Finance and Investment Management Co., Ltd.

[Corporate seal affixed herein]

法定代表人：	/s/ Zhaobin Wen

By:	温兆斌
Zhaobin Wen, Legal Representative

丁方：陈带娣

Party D：Daidi Chen

签字：	/s/ Daidi Chen

By:	陈带娣
Daidi Chen

2018年 9月 25日

Date: September 25, 2018

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